UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2005
SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 542-0500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On December 9, 2005, SanDisk Corporation (the “Company”) appointed Mr. Steven Gomo to its Board of Directors (the “Board”). A copy of the press release issued by the Company on December 14, 2005, announcing Mr. Gomo’s appointment to the Board, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     Mr. Gomo serves as Executive Vice President, Finance and Chief Financial Officer of Network Appliance, Inc. Prior to joining Network Appliance, Inc. in August 2002, Mr. Gomo served as Chief Financial Officer of Gemplus International S.A. from November 2000 to April 2002, as Chief Financial Officer of Asera, Inc. from February 2000 to November 2000, and as Chief Financial Officer of Silicon Graphics, Inc. from February 1998 to February 2000. Previously, Mr. Gomo spent 24 years at Hewlett-Packard Company serving in various positions including finance, financial management, manufacturing and general management. Mr. Gomo holds a bachelor’s degree from Oregon State University and a masters of business administration from Santa Clara University. Mr. Gomo was a director of Macromedia, Inc. from April 2004 to December 2005.
     In connection with his appointment to the Board, Mr. Gomo will be compensated in accordance with the Company’s compensation arrangement for its non-employee Board members and the Company entered into an indemnification agreement with Mr. Gomo. The terms of the indemnification agreement are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors and the form of which was filed with the SEC as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (No. 33-96298).
     There have been no related party transactions between Mr. Gomo and the Company. The Company has appointed Mr. Gomo to the Audit Committee of the Board.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On December 9, 2005, the Board approved and adopted an amendment to Article III, Section 1 of the Company’s Amended and Restated Bylaws to increase the size of the Board from seven to eight members. Additionally, the Board removed a provision of Article III, Section 1 of the Amended and Restated Bylaws pursuant to which directors serving on the Board were not required to be stockholders of the Company.
     The text of the amended Article III, Section 1 of the Company’s Amended and Restated Bylaws is set forth as Exhibit 3.1 to this Form 8-K, and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Document

3.1	Amendment to Amended and Restated Bylaws of SanDisk Corporation dated December 9, 2005.
99.1	Press Release of SanDisk Corporation dated December 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2005

SanDisk Corporation
By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

3.1	Amendment to Amended and Restated Bylaws of SanDisk Corporation dated December 9, 2005.
99.1	Press Release of SanDisk Corporation dated December 14, 2005.